Contract Liabilities	12 Months Ended
Dec. 31, 2021
Contract Liabilities
Contract Liabilities

11. Contract Liabilities

Contract liabilities primarily relate to the payments received for advertising services, paid content services and content-commerce solutions in advance of revenue recognition. The increase in contract liabilities over the prior year was a result of the increase in consideration received from the Group’s customers, which was in line with the growth of revenues in advertising service, content-commerce solutions and paid membership service.  Due to the generally short-term duration of the relevant contracts, the majority of the performance obligations are satisfied within one year.  The amount of revenue recognized that was included in the contract liabilities balance at the beginning of the year was RMB64.2 million, RMB105.8 million and RMB138.6 million for the years ended December 31, 2019, 2020 and 2021, respectively.